UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 5/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
International Equity Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
6-Month	-1.08%	-6.76%	0.27%
1-Year	9.46	3.17	9.67
5-Year	6.69	5.44	5.46
10-Year	3.26	2.65	1.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER INTERNATIONAL EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a cumulative total return of -1.08% during the reporting period. On a relative basis, the Fund underperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 0.27%. The Fund underperformed mainly due to its cash reserves during the reporting period. The Fund had roughly 6% invested in cash and cash equivalents at period end as we tackle the question of whether macro conditions get any better than they have been during the past two years. Other underperformers versus the Index included less favorable stock selection in the Financials and Telecommunication Services sectors, and an underweight position in the Energy sector. Contributors to performance relative to the Index included Consumer Discretionary, Information Technology and Industrials sectors, primarily due to stock selection.

MARKET OVERVIEW

After a rewarding 2017, 2018 has seen the return of volatility and lower returns for international equity investors. Whether because of the rise in bond yields, expectations of higher interest rates and quantitative tightening (QT), or the threats of trade tariffs and heightened geo-political tensions, volatility has returned to the global equity markets. As liquidity conditions tighten, with moderately higher interest rates, corporate profit growth and a continuation of the global economic expansion are required to sustain the bull market in equities.

While market commentators and certain economists have raised concerns about inflation, structural deflationary forces—technology, automation, global trade, and e-commerce—remain in place, and arguably are becoming more forceful over time. Given the lack of inflation, central banks remain reluctant to move aggressively to rein in the unprecedented expansion of their balance sheets. We are struck by the European Central Bank’s (ECB) reluctance to tighten monetary policy given the strength of the German and Swedish economies, which are running at full employment. Instead, Mr. Draghi seems focused on those countries which still have significant slack in their labor markets, like Italy and Spain. In Asia, the Bank of Japan (BOJ) and People’s Bank of China (PBOC) remain accommodative, so we expect liquidity conditions, along with robust corporate profitability, will continue to support relatively high equity valuations, for now.

FUND REVIEW

Top performing holdings for the Fund this reporting period included Sands China Ltd., Recruit Holdings Co., Ltd. and Anglo American plc.

3        OPPENHEIMER INTERNATIONAL EQUITY FUND

Sands China Ltd. is Macao’s leading developer of integrated resorts, featuring premium accommodations, world-class gaming and entertainment, convention and exhibition facilities, casual and fine dining and many other amenities. During the reporting period, the company reported a strong profit increase for 2017. Furthermore, the new bridge connecting Macao to the Chinese mainland opened during May, and there is considerable investor optimism over the potential for a significant increase in the number of visitors to Macao. Sands shares rose to intermediate highs in response.

Recruit Holdings is a diversified Internet portal company in Japan, providing online services including, but not limited to, human resources, staffing, housing, bridal, travel, dining, and beauty. Today, Recruit generates over 60% of group revenues in its home market. Recruit’s overseas businesses include various staffing companies (32% of group sales) and, most importantly, Indeed, the U.S.-based online job search engine. Indeed is a rapidly growing disruptive force in recruiting and job search. Acquired in September 2012, and posting strong annual sales growth, Indeed represents a substantial source of long-term value in our view. With over 200 million monthly unique visitors in 60 countries and 28 languages, and the number one market position in 11 countries (U.S. being by far the largest), Indeed’s job search platform is the largest and most dominant of its kind. As with other search platforms, scale is crucial and network effects can be very powerful. Recruit’s domestic businesses benefit from leading positions in their respective verticals and from the structural opportunity of growing online ad spending, which is taking a rising share of total ad spend.

Anglo American plc, a leading global mining conglomerate, fits into our restructuring theme. In addition to its own iron ore, metallurgical coal and copper assets, it owns controlling stakes in Anglo Platinum and De Beers. The company is in the process of de-leveraging its balance sheet and divesting of non-core assets in order to focus on several key resources. The new management team has demonstrated its commitment to improving returns on capital employed while reducing debt levels. We continue to believe the shares are undervalued.

Detractors from performance included Banco Santander S.A., Signify NV and ProSiebenSat.1 Media SE.

Banco Santander, based in Spain, is one of Europe’s largest banks, and has a significant emerging market franchise in Latin America as well. In late May all European-based bank stocks suffered from negative investor sentiment regarding political developments in Italy, with those in Italy and Spain being among the most affected. Santander was no exception, being a bellweather stock in both the European financial sector and the Spanish market.

Based in the Netherlands, Signify (previously called Philips Lighting) is a global leader in lighting products, systems and services.

4        OPPENHEIMER INTERNATIONAL EQUITY FUND

However, after performing well in 2017, the company’s earnings have begun to disappoint us. We exited our position during the reporting period.

ProSiebenSat.1 Media is the #2 TV broadcasting company in Europe, with 30 commercial stations serving a dozen countries; its core markets are Germany, Austria, and the German-speaking areas of Switzerland. Recently the stock has been under pressure as investors worry that European TV watchers will follow those in the U.S. and “cut the cord.” In our opinon, these fears are overdone, as the market in Europe is structured differently than in the U.S. However, ProSieben named a new CEO in January and this, combined with the increasingly competitive landscape in the home entertainment market, reduces earnings visibility somewhat. We have therefore taken some profit on the position.

STRATEGY & OUTLOOK

As mentioned earlier, we have allowed our cash position to remain relatively high during the reporting period. In retrospect, the market was technically “overbought” in January and has corrected since, taking some excessive valuations back down to more palatable levels. However, liquidity conditions are tightening, with higher short-term interest rates and the prospect of further Fed hikes and “tapering” as the year progresses. We remain focused on company fundamentals and earnings which can support current valuations and drive share prices higher, even with somewhat tighter liquidity conditions. While the list of geo-political concerns, such as protectionist trade policies and heightened tensions in the Middle East, has grown and consumed the media headlines, we continue to find opportunities in individual companies from a bottom up perspective. We believe our high active share in a world replete with index tracking ETFs, and our fundamental research, should continue to serve us well.

James C. Ayer, CFA Portfolio Manager

5        OPPENHEIMER INTERNATIONAL EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Recruit Holdings Co. Ltd.	2.8%
SAP SE	2.5
Sands China Ltd.	2.5
Alibaba Group Holding Ltd., Sponsored ADR	2.5
TOTAL SA	2.3
Sony Corp.	2.3
Nintendo Co. Ltd.	2.3
Airbus SE	2.2
Danone SA	2.1
Samsung Electronics Co. Ltd.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	21.6%
France	15.0
United Kingdom	12.6
Germany	10.8
China	10.6
United States	7.6
South Korea	7.5
Hong Kong	4.4
Canada	1.8
Netherlands	1.8

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments.

6        OPPENHEIMER INTERNATIONAL EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QIVAX)	7/2/90	-1.08%	9.46%	6.69%	3.26%
Class B (QIVBX)	9/1/93	-1.58	8.42	5.84	2.73
Class C (QIVCX)	9/1/93	-1.51	8.61	5.89	2.44
Class I (QIVIX)	3/28/13	-0.93	9.93	7.16	7.31	*
Class R (QIVNX)	3/1/01	-1.23	9.15	6.43	2.96
Class Y (QIVYX)	11/13/08	-0.91	9.79	6.97	10.63	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QIVAX)	7/2/90	-6.76%	3.17%	5.44%	2.65%
Class B (QIVBX)	9/1/93	-6.50	3.42	5.52	2.73
Class C (QIVCX)	9/1/93	-2.50	7.61	5.89	2.44
Class I (QIVIX)	3/28/13	-0.93	9.93	7.16	7.31	*
Class R (QIVNX)	3/1/01	-1.23	9.15	6.43	2.96
Class Y (QIVYX)	11/13/08	-0.91	9.79	6.97	10.63	*

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares automatically converted to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Effective June 1, 2018, all Class B shares converted to Class A shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is

7        OPPENHEIMER INTERNATIONAL EQUITY FUND

shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER INTERNATIONAL EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER INTERNATIONAL EQUITY FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
Class A	$1,000.00	$989.20	$6.02
Class B	1,000.00	984.20	10.14
Class C	1,000.00	984.90	9.75
Class I	1,000.00	990.70	3.98
Class R	1,000.00	987.70	7.26
Class Y	1,000.00	990.90	4.23

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.90	6.11
Class B	1,000.00	1,014.76	10.30
Class C	1,000.00	1,015.16	9.89
Class I	1,000.00	1,020.94	4.04
Class R	1,000.00	1,017.65	7.37
Class Y	1,000.00	1,020.69	4.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.21%
Class B	2.04
Class C	1.96
Class I	0.80
Class R	1.46
Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS May 31, 2018 Unaudited

	Shares	Value

Common Stocks—93.1%

Consumer Discretionary—23.1%

Auto Components—3.0%
Bridgestone Corp.	441,000	$17,622,901

Continental AG	87,897	22,308,525

Valeo SA1	395,200	25,042,297

		64,973,723

Automobiles—1.8%
Bayerische Motoren Werke AG	170,107	16,978,379

Volkswagen AG	115,265	21,695,319

		38,673,698

Diversified Consumer Services—0.3%
Rentokil Initial plc	1,554,640	7,082,347

Hotels, Restaurants & Leisure—8.8%
Accor SA	246,160	13,534,925

Carnival Corp.	267,170	16,639,348

Galaxy Entertainment Group Ltd.	1,610,000	14,137,145

Genting Bhd	4,935,900	10,884,227

MGM China Holdings Ltd.	8,815,200	25,468,266

Sands China Ltd.	9,162,800	54,508,614

Whitbread plc	365,390	20,476,129

Yum China Holdings, Inc.	840,140	33,017,502

		188,666,156

Household Durables—2.8%
Panasonic Corp.	776,000	10,571,267

Sony Corp.	1,037,000	48,895,363

		59,466,630

Internet & Catalog Retail—1.2%
JD.com, Inc., ADR[1]	748,163	26,320,374

Leisure Products—1.5%
Bandai Namco
Holdings, Inc.	768,700	32,590,595

Media—0.8%
ProSiebenSat.1 Media SE	597,795	17,592,415

Specialty Retail—0.7%
Dufry AG1	109,062	14,851,692

Textiles, Apparel & Luxury Goods—2.2%
China Hongxing Sports Ltd.[1,2]	36,005,000	2,689

Kering SA	24,240	13,986,594

Li Ning Co. Ltd.[1]	10,467,500	12,505,008

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

LVMH Moet Hennessy Louis Vuitton SE	55,260	$19,192,027

Puma SE	2,020	1,225,337

		46,911,655

Consumer Staples—11.0%

Beverages—4.9%
Coca-Cola European Partners plc	497,980	18,908,301

Diageo plc	738,430	27,123,547

Pernod Ricard SA	177,400	29,883,851

Tsingtao Brewery Co. Ltd., Cl. H	4,564,000	28,885,123

		104,800,822

Food Products—3.2%
Danone SA	585,478	44,673,093

WH Group Ltd.[3]	24,005,500	24,596,440

		69,269,533

Household Products—0.7%
Reckitt Benckiser Group plc	186,290	14,268,917

Personal Products—1.7%
Beiersdorf AG	124,728	14,326,466

LG Household & Health Care Ltd.	18,124	22,555,552

		36,882,018

Tobacco—0.5%
Philip Morris International, Inc.	130,900	10,411,786

Energy—5.5%

Energy Equipment & Services—1.8%
Master Marine AS1,2	9,994,100	—

TechnipFMC plc	1,190,670	37,558,866

		37,558,866

Oil, Gas & Consumable Fuels—3.7%
CNOOC Ltd.	17,859,000	30,262,885

TOTAL SA	816,940	49,648,881

		79,911,766

Financials—11.1%

Commercial Banks—4.8%
Banco Santander SA	3,534,057	18,960,305

HSBC Holdings plc	3,928,300	37,639,230

ICICI Bank Ltd.	3,540,646	14,924,108

Lloyds Banking Group plc	31,241,580	26,256,683

11        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

Societe Generale SA	114,090	$4,936,173

		102,716,499

Diversified Financial Services—2.0%
ING Groep NV	1,287,228	18,706,295

ORIX Corp.	1,505,500	25,165,086

		43,871,381

Insurance—4.3%
Japan Post Insurance Co. Ltd.	824,200	18,286,199

Ping An Insurance Group Co. of China Ltd., Cl. H	1,974,000	19,208,450

Prudential plc	1,618,122	38,864,523

Samsung Life Insurance Co. Ltd.	173,423	16,554,183

		92,913,355

Health Care—0.9%

Pharmaceuticals—0.9%
Bayer AG	172,519	20,530,974

Industrials—11.3%

Aerospace & Defense—3.2%
Airbus SE	399,690	45,861,732

MTU Aero Engines AG	115,088	21,736,646

		67,598,378

Airlines—0.4%
Japan Airlines Co. Ltd.	191,800	7,418,752

Electrical Equipment—1.4%
Mitsubishi Electric Corp.	655,000	9,260,829

Schneider Electric SE	248,910	21,610,872

		30,871,701

Industrial Conglomerates—1.0%
Seibu Holdings, Inc.	1,284,900	21,077,884

Professional Services—3.5%
Bureau Veritas SA	646,910	16,017,984

Recruit Holdings Co. Ltd.	2,162,600	59,925,636

		75,943,620

Trading Companies & Distributors—0.9%
Brenntag AG	92,247	5,324,005

ITOCHU Corp.	760,200	14,234,163

		19,558,168

	Shares	Value

Transportation Infrastructure—0.9%
Beijing Capital International Airport Co. Ltd., Cl. H	13,054,000	$19,280,513

Information Technology—20.2%

Electronic Equipment, Instruments, & Components—5.3%
Hoya Corp.	396,800	23,465,391

Murata Manufacturing Co. Ltd.	124,300	18,416,847

Samsung Electro- Mechanics Co. Ltd.	260,160	32,183,905

TDK Corp.	432,400	38,748,728

		112,814,871

Internet Software & Services—4.0%
Alibaba Group Holding Ltd.,
Sponsored ADR[1]	274,434	54,340,676

Baidu, Inc.,
Sponsored ADR[1]	131,290	31,845,703

		86,186,379

Semiconductors & Semiconductor Equipment—4.2%
Advantest Corp.	1,695,000	39,734,255

Infineon Technologies AG	1,122,325	30,841,785

Renesas Electronics Corp.[1]	1,912,800	18,907,790

		89,483,830

Software—4.8%
Nintendo Co. Ltd.	118,500	48,782,142

SAP SE	483,986	54,523,986

		103,306,128

Technology Hardware, Storage & Peripherals—1.9%
Samsung Electronics Co. Ltd.	877,800	41,204,867

Materials—7.3%

Chemicals—2.3%
Air Liquide SA	246,942	30,363,769

Akzo Nobel NV	206,515	18,098,719

		48,462,488

Metals & Mining—5.0%
Anglo American plc	1,518,730	36,298,537

Antofagasta plc	1,941,900	27,156,242

Franco-Nevada Corp.	117,860	8,315,023

12        OPPENHEIMER INTERNATIONAL EQUITY FUND

	Shares	Value

Metals & Mining (Continued)

Korea Zinc Co. Ltd.	57,834	$21,743,093

Wheaton Precious Metals Corp.	656,600	14,353,276

		107,866,171

Telecommunication Services—2.7%

Diversified Telecommunication Services—0.9%
Spark New Zealand Ltd.	7,763,135	19,845,195

Wireless Telecommunication Services—1.8%
Rogers Communications, Inc., Cl. B	326,030	15,300,729

SK Telecom Co. Ltd.	111,951	23,033,711

		38,334,440

Total Common Stocks (Cost $1,869,383,927)		1,999,518,587

Investment Company—4.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.71%[4,5] (Cost $100,279,774)	100,279,774	100,279,774

Total Investments, at Value (Cost $1,969,663,701)	97.8%	2,099,798,361

Net Other Assets (Liabilities)	2.2	46,685,787

Net Assets	100.0%	$2,146,484,148

Footnotes to Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,596,440 or 1.15% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

13        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018

Oppenheimer Institutional Government Money Market Fund, Cl. E	68,231,512	857,271,136	825,222,874	100,279,774

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$100,279,774	$887,224	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$453,103,828	21.6%
France	314,752,199	15.0
United Kingdom	264,477,079	12.6
Germany	227,083,835	10.8
China	222,651,422	10.6
United States	160,348,410	7.6
South Korea	157,275,312	7.5
Hong Kong	93,242,199	4.4
Canada	37,969,028	1.8
Netherlands	36,805,014	1.8
Chile	27,156,242	1.3
Macau	25,468,266	1.2
New Zealand	19,845,195	1.0
Spain	18,960,305	0.9
India	14,924,108	0.7
Switzerland	14,851,692	0.7
Malaysia	10,884,227	0.5
Norway	—	—

Total	$2,099,798,361	100.0%

Forward Currency Exchange Contracts as of May 31, 2018

Counter	Settlement		Currency		Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000’s)			(000’s)	Appreciation	Depreciation
BOA	08/2018	USD	149,521	JPY	16,491,000	$—	$2,864,343

Glossary:

Counterparty Abbreviations

BOA	Bank of America NA

14        OPPENHEIMER INTERNATIONAL EQUITY FUND

Currency abbreviations indicate amounts reporting in currencies

JPY	Japanese Yen

See accompanying Notes to Financial Statements.

15        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,869,383,927)	$1,999,518,587
Affiliated companies (cost $100,279,774)	100,279,774

2,099,798,361

Cash	5,860,917

Cash—foreign currencies (cost $7,410,800)	7,405,695

Receivables and other assets:
Investments sold	39,568,005
Dividends	8,596,883
Shares of beneficial interest sold	1,819,535
Expense waivers/reimbursements due from manager	52,636
Other	211,139

Total assets	2,163,313,171

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,864,343

Payables and other liabilities:
Investments purchased	12,962,300
Shares of beneficial interest redeemed	619,109
Trustees’ compensation	137,420
Distribution and service plan fees	59,271
Tax interest expense	52,636
Shareholder communications	8,309
Foreign capital gains tax	1,073
Other	124,562

Total liabilities	16,829,023

Net Assets	$2,146,484,148

Composition of Net Assets
Par value of shares of beneficial interest	$981,517

Additional paid-in capital	2,031,780,110

Accumulated net investment income	22,521,976

Accumulated net realized loss on investments and foreign currency transactions	(36,048,002)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	127,248,547

Net Assets	$2,146,484,148

16        OPPENHEIMER INTERNATIONAL EQUITY FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $214,900,605 and 9,774,743 shares of beneficial interest outstanding)	$21.99

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$23.33

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,916 and 3,154 shares of beneficial interest outstanding)	$19.95

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,168,911 and 2,207,682 shares of beneficial interest outstanding)	$19.55

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,708,193,146 and 78,030,721 shares of beneficial interest outstanding)	$21.89

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,313,178 and 797,390 shares of beneficial interest outstanding)	$21.71

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $162,845,392 and 7,337,975 shares of beneficial interest outstanding)	$22.19

See accompanying Notes to Financial Statements.

17        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF

OPERATIONS For the Six Months Ended May 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,363,082)	$29,006,110
Affiliated companies	887,224

Interest	284,437

Total investment income	30,177,771

Expenses
Management fees	7,549,705

Distribution and service plan fees:
Class A	266,117
Class B	1,406
Class C	215,174
Class R	37,865

Transfer and shareholder servicing agent fees:
Class A	221,299
Class B	293
Class C	43,014
Class I	243,424
Class R	15,178
Class Y	111,681

Shareholder communications:
Class A	7,199
Class B	113
Class C	1,294
Class I	52
Class R	454
Class Y	1,280

Custodian fees and expenses	78,898

Borrowing fees	32,388

Trustees’ compensation	15,713

Other	124,036

Total expenses	8,966,583
Less waivers and reimbursements of expenses	(138,904)

Net expenses	8,827,679

Net Investment Income	21,350,092

18        OPPENHEIMER INTERNATIONAL EQUITY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$5,345,860
Foreign currency transactions	(590,844)
Forward currency exchange contracts	(2,731,722)

Net realized gain	2,023,294

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(48,440,903)
Translation of assets and liabilities denominated in foreign currencies	38,098
Forward currency exchange contracts	(132,621)

Net change in unrealized appreciation/depreciation	(48,535,426)

Net Decrease in Net Assets Resulting from Operations	$(25,162,040)

See accompanying Notes to Financial Statements.

19        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017

Operations
Net investment income	$21,350,092	$14,210,959

Net realized gain	2,023,294	138,776,432

Net change in unrealized appreciation/depreciation	(48,535,426)	172,288,964

Net increase (decrease) in net assets resulting from operations	(25,162,040)	325,276,355

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,105)	(3,312,784)
Class B	—	(13,310)
Class C	—	(444,226)
Class I	(5,822,882)	(16,958,208)
Class R	—	(148,883)
Class Y	(174,428)	(362,669)

	(6,009,415)	(21,240,080)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,647,605)	9,532,057
Class B	(536,045)	(1,456,778)
Class C	3,679,620	926,308
Class I	227,232,551	576,704,545
Class R	4,346,133	2,315,192
Class Y	108,478,658	34,097,732

	338,553,312	622,119,056

Net Assets
Total increase	307,381,857	926,155,331

Beginning of period	1,839,102,291	912,946,960

End of period (including accumulated net investment income of $22,521,976 and $7,181,299, respectively)	$2,146,484,148	$1,839,102,291

See accompanying Notes to Financial Statements.

20        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$22.23	$17.40	$17.56	$18.39	$19.53	$14.97

Income (loss) from investment operations:
Net investment income[2]	0.20	0.18	0.25	0.11	0.15	0.14
Net realized and unrealized gain (loss)	(0.44)	5.00	(0.31)	(0.60)	(0.96)	4.59

Total from investment operations	(0.24)	5.18	(0.06)	(0.49)	(0.81)	4.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.35)	(0.10)	(0.34)	(0.33)	(0.17)

Net asset value, end of period	$21.99	$22.23	$17.40	$17.56	$18.39	$19.53

Total Return, at Net Asset Value[4]	(1.08)%	30.33%	(0.31)%	(2.60)%	(4.20)%	31.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,901	$222,358	$166,493	$169,107	$185,609	$212,546

Average net assets (in thousands)	$222,529	$190,874	$171,492	$178,517	$199,282	$194,345

Ratios to average net assets:[5]
Net investment income	1.78%	0.92%	1.43%	0.59%	0.80%	0.80%
Expenses excluding specific expenses listed below	1.22%	1.28%	1.32%	1.30%	1.30%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.22%	1.28%	1.32%	1.30%	1.30%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.21%	1.27%	1.31%	1.30%[8]	1.30%[8]	1.34%[8]

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

21        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.23%
Year Ended November 30, 2017	1.28%
Year Ended November 30, 2016	1.33%
Year Ended November 30, 2015	1.31%
Year Ended November 28, 2014	1.30%
Year Ended November 29, 2013	1.34%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER INTERNATIONAL EQUITY FUND

Class B	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$20.27	$15.81	$15.99	$16.73	$17.79	$13.64

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.04	0.11	(0.03)	0.01	0.01
Net realized and unrealized gain (loss)	(0.42)	4.55	(0.29)	(0.54)	(0.88)	4.20

Total from investment operations	(0.32)	4.59	(0.18)	(0.57)	(0.87)	4.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	0.00	(0.17)	(0.19)	(0.06)

Net asset value, end of period	$19.95	$20.27	$15.81	$15.99	$16.73	$17.79

Total Return, at Net Asset Value[3]	(1.58)%	29.29%	(1.13)%	(3.36)%	(4.93)%	30.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63	$599	$1,775	$3,093	$5,158	$8,449

Average net assets (in thousands)	$285	$1,101	$2,447	$3,929	$6,632	$8,766

Ratios to average net assets:[4]
Net investment income (loss)	0.95%	0.24%	0.71%	(0.16)%	0.06%	0.05%
Expenses excluding specific expenses listed below	2.05%	2.13%	2.12%	2.08%	2.04%	2.22%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	2.05%	2.13%	2.12%	2.08%	2.04%	2.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.12%	2.11%	2.08%[7]	2.04%[7]	2.11%

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

23        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	2.06%
Year Ended November 30, 2017	2.13%
Year Ended November 30, 2016	2.13%
Year Ended November 30, 2015	2.09%
Year Ended November 28, 2014	2.04%
Year Ended November 29, 2013	2.22%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER INTERNATIONAL EQUITY FUND

Class C	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$19.84	$15.56	$15.73	$16.51	$17.59	$13.51

Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.03	0.10	(0.03)	0.01	0.00[3]
Net realized and unrealized gain (loss)	(0.39)	4.47	(0.27)	(0.53)	(0.87)	4.16

Total from investment operations	(0.29)	4.50	(0.17)	(0.56)	(0.86)	4.16

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.22)	0.00	(0.22)	(0.22)	(0.08)

Net asset value, end of period	$19.55	$19.84	$15.56	$15.73	$16.51	$17.59

Total Return, at Net Asset Value[4]	(1.51)%	29.42%	(1.08)%	(3.34)%	(4.93)%	30.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,169	$40,178	$30,895	$35,938	$38,418	$41,588

Average net assets (in thousands)	$43,381	$34,616	$33,619	$37,983	$40,117	$36,641

Ratios to average net assets:[5]
Net investment income (loss)	1.02%	0.19%	0.66%	(0.17)%	0.06%	0.00%[6]
Expenses excluding specific expenses listed below	1.97%	2.04%	2.08%	2.06%	2.05%	2.11%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.97%	2.04%	2.08%	2.06%	2.05%	2.11%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	2.03%	2.07%	2.06%[8]	2.05%[8]	2.11%[8]

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

25        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.98%
Year Ended November 30, 2017	2.04%
Year Ended November 30, 2016	2.09%
Year Ended November 30, 2015	2.07%
Year Ended November 28, 2014	2.05%
Year Ended November 29, 2013	2.11%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER INTERNATIONAL EQUITY FUND

Class I	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Period Ended November 29, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$22.17	$17.36	$17.53	$18.37	$19.51	$16.56

Income (loss) from investment operations:
Net investment income[3]	0.24	0.23	0.32	0.19	0.23	0.09
Net realized and unrealized gain (loss)	(0.43)	5.01	(0.30)	(0.60)	(0.95)	2.86

Total from investment operations	(0.19)	5.24	0.02	(0.41)	(0.72)	2.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.43)	(0.19)	(0.43)	(0.42)	0.00

Net asset value, end of period	$21.89	$22.17	$17.36	$17.53	$18.37	$19.51

Total Return, at Net Asset Value[4]	(0.93)%	30.96%	0.11%	(2.16)%	(3.78)%	17.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,708,193	$1,505,578	$689,409	$716,793	$737,126	$788,822

Average net assets (in thousands)	$1,628,862	$1,030,833	$700,889	$738,381	$763,119	$577,520

Ratios to average net assets:[5]
Net investment income	2.19%	1.17%	1.85%	1.03%	1.24%	0.76%
Expenses excluding specific expenses listed below	0.80%	0.83%	0.87%	0.86%	0.86%	0.84%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.80%	0.83%	0.87%	0.86%	0.86%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%[8]	0.83%[8]	0.86%	0.86%[8]	0.86%[8]	0.84%[8]

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

27        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 28, 2013 (inception of offering) to November 29, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	0.81%
Year Ended November 30, 2017	0.83%
Year Ended November 30, 2016	0.88%
Year Ended November 30, 2015	0.87%
Year Ended November 28, 2014	0.86%
Period Ended November 29, 2013	0.84%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER INTERNATIONAL EQUITY FUND

Class R	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$21.98	$17.21	$17.37	$18.20	$19.33	$14.81

Income (loss) from investment operations:
Net investment income[2]	0.17	0.13	0.20	0.06	0.10	0.00[3]
Net realized and unrealized gain (loss)	(0.44)	4.94	(0.30)	(0.59)	(0.94)	4.65

Total from investment operations	(0.27)	5.07	(0.10)	(0.53)	(0.84)	4.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.30)	(0.06)	(0.30)	(0.29)	(0.13)

Net asset value, end of period	$21.71	$21.98	$17.21	$17.37	$18.20	$19.33

Total Return, at Net Asset Value[4]	(1.23)%	29.99%	(0.55)%	(2.89)%	(4.42)%	31.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,313	$13,223	$8,410	$8,098	$8,641	$9,349

Average net assets (in thousands)	$15,350	$10,332	$8,654	$8,342	$8,944	$8,442

Ratios to average net assets:[5]
Net investment income	1.53%	0.65%	1.18%	0.33%	0.55%	0.54%
Expenses excluding specific expenses listed below	1.47%	1.53%	1.57%	1.56%	1.56%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.47%	1.53%	1.57%	1.56%	1.56%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.46%	1.52%	1.56%	1.56%[8]	1.56%[8]	1.60%

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

29        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	1.48%
Year Ended November 30, 2017	1.53%
Year Ended November 30, 2016	1.58%
Year Ended November 30, 2015	1.57%
Year Ended November 28, 2014	1.56%
Year Ended November 29, 2013	1.62%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER INTERNATIONAL EQUITY FUND

Class Y	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$22.46	$17.59	$17.75	$18.59	$19.44	$14.97

Income (loss) from investment operations:
Net investment income[2]	0.24	0.21	0.27	0.15	0.17	0.31
Net realized and unrealized gain (loss)	(0.44)	5.06	(0.28)	(0.60)	(0.94)	4.42

Total from investment operations	(0.20)	5.27	(0.01)	(0.45)	(0.77)	4.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.40)	(0.15)	(0.39)	(0.08)	(0.26)

Net asset value, end of period	$22.19	$22.46	$17.59	$17.75	$18.59	$19.44

Total Return, at Net Asset Value[3]	(0.91)%	30.63%	(0.03)%	(2.37)%	(3.98)%	32.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,845	$57,166	$15,965	$10,789	$10,065	$12,195

Average net assets (in thousands)	$114,569	$30,119	$12,715	$10,542	$11,451	$306,051

Ratios to average net assets:[4]
Net investment income	2.15%	1.01%	1.54%	0.84%	0.91%	1.90%
Expenses excluding specific expenses listed below	0.97%	1.03%	1.07%	1.06%	1.06%	0.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.97%	1.03%	1.07%	1.06%	1.06%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	1.02%	1.06%	1.06%[7]	1.06%[7]	0.90%[7]

Portfolio turnover rate	40%	83%	79%	79%	68%	92%

31        OPPENHEIMER INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2018	0.98%
Year Ended November 30, 2017	1.03%
Year Ended November 30, 2016	1.08%
Year Ended November 30, 2015	1.07%
Year Ended November 28, 2014	1.06%
Year Ended November 29, 2013	0.90%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2018 Unaudited

1. Organization

Oppenheimer International Equity Fund (the “Fund”), formerly known as Oppenheimer International Value Fund, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class B shares automatically converted to Class A shares 72 months after the date of purchase. Effective June 1, 2018, all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

33        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

34        OPPENHEIMER INTERNATIONAL EQUITY FUND

2. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended November 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended November 30, 2017, the Fund utilized $135,259,319 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$7,791,697
2019	29,804,087

Total	$37,595,784

At period end, it is estimated that the capital loss carryforwards would be $35,572,490 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,023,294 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

35        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,971,891,013
Federal tax cost of other investments	7,410,800

Total federal tax cost	$1,979,301,813

Gross unrealized appreciation	$217,862,662
Gross unrealized depreciation	(92,841,427)

Net unrealized appreciation	$125,021,235

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

36        OPPENHEIMER INTERNATIONAL EQUITY FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation

37        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$75,977,224	$421,149,372	$2,689	$497,129,285
Consumer Staples	29,320,087	206,312,989	—	235,633,076
Energy	—	117,470,632	—	117,470,632
Financials	—	239,501,235	—	239,501,235
Health Care	—	20,530,974	—	20,530,974
Industrials	—	241,749,016	—	241,749,016
Information Technology	86,186,379	346,809,696	—	432,996,075
Materials	22,668,299	133,660,360	—	156,328,659
Telecommunication Services	15,300,729	42,878,906	—	58,179,635
Investment Company	100,279,774	—	—	100,279,774

Total Assets	$329,732,492	$1,770,063,180	$2,689	$2,099,798,361

38        OPPENHEIMER INTERNATIONAL EQUITY FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(2,864,343)	$—	$(2,864,343)

Total Liabilities	$—	$(2,864,343)	$—	$(2,864,343)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

39        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 71% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

40        OPPENHEIMER INTERNATIONAL EQUITY FUND

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can

41        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $26,864,751 and $37,229,643, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

42        OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly

43        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(2,864,343)	$–	$–	$–	$(2,864,343)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

44        OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Use of Derivatives (Continued)

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized depreciation on forward currency exchange contracts	$2,864,343

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$(2,731,722)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts
Forward currency exchange contracts	$(132,621)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	1,671,289	$37,670,318	2,018,084	$40,685,453
Dividends and/or distributions reinvested	529	11,736	186,379	3,203,858
Redeemed	(1,899,910)	(42,329,659)	(1,769,788)	(34,357,254)

Net increase (decrease)	(228,092)	$(4,647,605)	434,675	$9,532,057

Class B
Sold	435	$9,083	6,477	$114,408
Dividends and/or distributions reinvested	—	—	821	12,979
Redeemed	(26,839)	(545,128)	(89,946)	(1,584,165)

Net decrease	(26,404)	$(536,045)	(82,648)	$(1,456,778)

45        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2018		Year Ended November 30, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	365,974	$7,334,210	427,766	$7,813,902
Dividends and/or distributions reinvested	—	—	28,026	433,008
Redeemed	(182,954)	(3,654,590)	(416,178)	(7,320,602)

Net increase	183,020	$3,679,620	39,614	$926,308

Class I
Sold	12,341,213	$276,353,606	37,545,680	$774,461,762
Dividends and/or distributions reinvested	264,076	5,822,882	993,436	16,957,951
Redeemed	(2,475,636)	(54,943,937)	(10,341,874)	(214,715,168)

Net increase	10,129,653	$227,232,551	28,197,242	$576,704,545

Class R
Sold	301,422	$6,692,337	279,930	$5,626,095
Dividends and/or distributions reinvested	—	—	7,754	132,128
Redeemed	(105,601)	(2,346,204)	(174,828)	(3,443,031)

Net increase	195,821	$4,346,133	112,856	$2,315,192

Class Y
Sold	5,614,287	$127,159,516	2,336,888	$48,762,517
Dividends and/or distributions reinvested	7,669	171,486	20,223	350,469
Redeemed	(829,067)	(18,852,344)	(719,707)	(15,015,254)

Net increase	4,792,889	$108,478,658	1,637,404	$34,097,732

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,180,912,542	$732,018,130

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.75
Next $1 billion	0.70
Over $2 billion	0.67

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

46        OPPENHEIMER INTERNATIONAL EQUITY FUND

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired

Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,819
Payments Made to Retired Trustees	26,916
Accumulated Liability as of May 31, 2018	68,048

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

47        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

48        OPPENHEIMER INTERNATIONAL EQUITY FUND

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2018	$32,474	$98	$64	$1,621

Waivers and Reimbursements of Expenses. Effective December 1, 2017, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to an annual rate of 0.85% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class Y	$72,071

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,830
Class B	7
Class C	519
Class R	171
Class Y	757

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $62,549 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing,

49        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

50        OPPENHEIMER INTERNATIONAL EQUITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51        OPPENHEIMER INTERNATIONAL EQUITY FUND

OPPENHEIMER INTERNATIONAL EQUITY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
James C. Ayer, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

52        OPPENHEIMER INTERNATIONAL EQUITY FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53        OPPENHEIMER INTERNATIONAL EQUITY FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

54        OPPENHEIMER INTERNATIONAL EQUITY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER INTERNATIONAL EQUITY FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0254.001.0518 July 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018